UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report March 1, 2004
                          ----------------------------
                        (Date of earliest event reported)



                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          Iowa                     0-25551                    94-2213782
          ----                     -------                    ----------
 (State or other jurisdiction    (Commission                 (IRS Employer
       of incorporation)          File Number)             Identification No.)


        666 Grand Avenue, Des Moines, Iowa                        50309
        ----------------------------------                        -----
     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: (515) 242-4300
                                                            --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     MidAmerican Energy Holdings Company ("MidAmerican") reported that today its affiliate, Salton Sea Funding Corporation ("Funding Corporation"), has completed the redemption of an aggregate principal amount of $136,383,000 of Funding Corporation's 7.475% Senior Secured Series F Bonds due November 30, 2018, pro rata, in part, at a redemption price of 100% of such aggregate outstanding principal amount, plus accrued interest to the redemption date of March 1, 2004. As previously reported, the redemption was made pursuant to Section 2(j) of Funding Corporation's Fourth Supplemental Indenture at the option of Funding Corporation as substantial completion of the Zinc Recovery Project owned by CalEnergy Minerals LLC ("CalEnergy Minerals") has not occurred and CalEnergy Minerals has used reasonable efforts to cause such Zinc Recovery Project to achieve substantial completion on or prior to its guaranteed substantial completion date. Funding Corporation made a demand on MidAmerican for the amount remaining on MidAmerican's guarantee of the Series F Bonds in order to fund the redemption. MidAmerican made the requisite payment, and, as a result, it has no further payment obligation under the guarantee.


FORWARD-LOOKING STATEMENTS

     This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent MidAmerican's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from such forward-looking statements.

     These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican's SEC filings or in other publicly disseminated written documents.

     MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MIDAMERICAN ENERGY HOLDINGS COMPANY



Date:  March 1, 2004              /s/  Paul J. Leighton
                                  ---------------------------------------------
                                  Paul J. Leighton
                                  Vice President, Assistant General Counsel and
                                  Assistant Secretary


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